Exhibit 99.3

CERTIFICATE OF INCORPORATION

OF

OCH-ZIFF CAPITAL MANAGEMENT GROUP INC.

April 29, 2019

FIRST: The name of the Corporation is Och-Ziff Capital Management Group Inc. (hereinafter, the “Corporation”). The Corporation’s business may be conducted in accordance with applicable law under any other name or names, as determined by the Board of Directors of the Corporation (the “Board of Directors”). The words “Inc.,” “corporation,” or similar words or letters shall be included in the Corporation’s name where necessary for the purpose of complying with the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”). The Board of Directors may change the name of the Corporation at any time and from time to time in accordance with the GCL and shall notify the Corporation’s stockholders of such change as required by the GCL or other applicable law.

SECOND: The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the Corporation in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Corporation shall be located at 9 West 57th Street, New York, New York 10019 or such other place as the Board of Directors may from time to time designate by notice to the stockholders. The Corporation may maintain offices at such other place or places within or outside the State of Delaware as the Board of Directors determines to be necessary or appropriate.

THIRD: The purpose of the Corporation is to (a) promote, conduct or engage in, directly or indirectly, any lawful act or activity for which a corporation may be organized under the GCL, (b) acquire, hold and dispose of interests in any corporation, partnership, joint venture, limited liability company or other entity and, in connection therewith, to exercise all of the rights and powers conferred upon the Corporation with respect to its interests therein and (c) conduct any and all activities related or incidental to the foregoing purposes. The Corporation shall be empowered to do any and all acts and things necessary and appropriate for the furtherance and accomplishment of the purposes described in this Article THIRD, subject to the limitations set forth in Section 11 of Article VII of the By-Laws of the Corporation (the “By-Laws”). The Corporation’s term shall be perpetual, and the existence of the Corporation as a separate legal entity shall continue, unless and until it is dissolved in accordance with the provisions of the GCL.

FOURTH: The Corporation is authorized to issue up to 100 million shares of Class A common stock, each having a par value of $0.01 (the “Class A Common Stock”), 75 million shares of Class B common stock, each having a par value of $0.01 (the “Class B Common Stock”), and 250 million shares of preferred stock, each having a par value of $0.01 (the “Preferred Stock”). All shares issued pursuant to, and in accordance with the requirements of, this Article FOURTH shall be validly issued, fully paid and nonassessable shares in the Corporation, except to the extent otherwise provided in the GCL or this Certificate of Incorporation (including any Share Designation).

The Corporation may issue shares, and options, rights, warrants and appreciation rights relating to shares or other share-based awards, for any purpose at any time and from time to time to such Persons for such consideration (which may be cash, property, services or any other lawful consideration) and on such terms and conditions as the Board of Directors shall determine in accordance with the GCL, all without the approval of any stockholders to the extent permitted by applicable law, notwithstanding any provision of clauses (1) or (2) of Article EIGHTEENTH. Each share shall have the rights and be governed by the provisions set forth in this Certificate of Incorporation (including any Share Designation). Except to the extent expressly provided in this Certificate of Incorporation (including any Share Designation), no shares shall entitle any stockholder to any preemptive, preferential, or similar rights with respect to the issuance of shares.

The shares of Class A Common Stock and the shares of Class B Common Stock shall entitle the record holders thereof to one vote per share on any and all matters submitted for the consent or approval of stockholders generally and the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters and, to the extent that the holders of Class A Common Stock shall vote together with the holders of any other class, classes or series of stock of the Corporation, the holders of Class B Common Stock shall also vote together with the holders of such other class, classes or series of stock on an equivalent basis as the holders of the Class A Common Stock, in each case, other than to the extent otherwise required by applicable law.

Unless otherwise required by law, this Certificate of Incorporation or the By-Laws, or permitted by the rules of any stock exchange on which the Corporation’s shares are listed and traded, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock represented at the meeting and entitled to vote on such question, voting as a single class.

The Corporation and the Class B Shareholders have entered into that certain Class B Shareholders Agreement, dated as of November 13, 2007 (the “Class B Shareholders Agreement”), which sets forth certain agreements among them, including with respect to limitations on the transfer of the shares of Class B Common Stock. The Corporation, the Class B Shareholders and certain subsidiaries of the Corporation have entered into exchange agreements providing for the exchange by the Class B Shareholders of their Och-Ziff Operating Group Units, for cash or shares of Class A Common Stock and the corresponding cancellation of an equal number of shares of Class B Common Stock held by such Class B Shareholders.

In addition to the shares of Class A Common Stock and the shares of Class B Common Stock, and without the consent or approval of any stockholders to the extent permitted by applicable law, Preferred Stock may be issued by the Corporation in one or more series, with such designations, preferences, rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing classes of shares), as shall be fixed by the Board of Directors and reflected in a written action or actions approved by the Board of Directors (each, a “Share Designation”), including (i) the right to share Corporation profits and losses or items thereof; (ii) the right to share in Corporation distributions, the dates distributions will be payable and whether distributions with respect to such series or class will be cumulative or non-cumulative; (iii) rights upon dissolution and liquidation of the Corporation; (iv) whether, and the terms and conditions upon which, the Corporation may redeem the shares; (v) whether such shares are issued with the privilege of conversion or exchange and, if so, the conversion or exchange price or prices or rate or rates, or any adjustments thereto, the date or dates on which, or the period or periods during which, the shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made; (vi) the terms and conditions upon which such shares will be issued, evidenced by certificates and assigned or transferred; (vii) the terms and amounts of any sinking fund provided for the purchase or redemption of such shares; (viii) whether there will be restrictions on the issuance of shares of the same series or any other class or series; and (ix) the right, if any, of the holder of each such share to vote on Corporation matters, including matters relating to the relative rights, preferences and privileges of such shares. Unless otherwise provided in the applicable Share Designation, the Board of Directors may at any time increase or decrease the authorized number of shares of Preferred Stock of any series, but not (i) below the number of shares of Preferred Stock of such series then outstanding or (ii) above the total number of authorized shares of Preferred Stock (together with all other authorized shares of Preferred Stock).

To the extent permitted by the GCL, the Board of Directors may, without the consent or approval of any stockholders, amend this Certificate of Incorporation and make any filings under the GCL or otherwise to the extent the Board of Directors determines that it is necessary or desirable in order to reflect any Share Designations of Preferred Stock pursuant to this Article FOURTH.

FIFTH: No Class B Shareholder may, directly or indirectly, transfer any shares of Class B Common Stock, except pursuant to a Permitted Transfer or as otherwise permitted by (x) the Class B Shareholder Committee as provided in the Class B Shareholders Agreement (prior to the Transition Date (as defined in the Governance Agreement, dated as of February 7, 2019, among the Corporation, Och-Ziff Corp., Och-Ziff Holding LLC, OZ Management LP, OZ Advisors LP, OZ Advisors II LP and Daniel S. Och)) or (y) the Board of Directors (on or after the Transition Date). A legend will be affixed to any certificates representing the shares of Class B Common Stock stating that such shares of Class B Common Stock are subject to the transfer restrictions set forth in this Certificate of Incorporation.

SIXTH: Subject to applicable law, the Board of Directors may, at any time and from time to time, declare, make and pay distributions of cash or other assets to the stockholders in accordance with the GCL. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, the Corporation shall not make or pay any distributions of cash or other assets with respect to the shares of Class B Common Stock (including upon any liquidation or dissolution of the Corporation) except for distributions consisting only of additional shares of Class B Common Stock paid proportionally with respect to each outstanding share of Class B Common Stock. Each distribution in respect of any shares shall be paid by the Corporation, directly or through the Transfer Agent or through any other Person or agent, only to the record holder of such shares as of the record date set for such distribution. Such payment shall constitute full payment and satisfaction of the Corporation’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise. No stockholder shall have the right to demand that the Corporation distribute any assets to such stockholder at any time.

SEVENTH: The name and mailing address of the Sole Incorporator is as follows:

Name	Address
Carrie Pugh	P.O. Box 636
Wilmington, DE 19899

The powers of the Sole Incorporator shall terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware.

EIGHTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(2) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws. Election of directors need not be by written ballot unless the By-Laws so provide.

(3) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, (iv) for any transaction from which the director derived an improper personal benefit or (v) for fraud, gross negligence or willful misconduct. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

(4) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

NINTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws.

TENTH: Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called only by the Board of Directors, except if any Class B Shareholders collectively own a majority of Outstanding Voting Shares, such Class B Shareholders (or their designee(s), including the Class B Shareholder Committee) may call a special meeting of stockholders. Other than as set forth in the preceding sentence, the ability of the stockholders to call a special meeting of stockholders is hereby specifically denied.

ELEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.

TWELFTH: The Board of Directors shall initially consist of seven members. The names of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation and until his or her successor is duly elected and qualified are: Daniel S. Och, Allan S. Bufferd, Marcy Engel, Michael D. Fascitelli, Richard G. Ketchum, Georganne C. Proctor and Robert Shafir. The mailing address for each of the initial directors is 9 West 57th Street, New York, New York 10019.

THIRTEENTH: The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Class I directors shall initially be Allan S. Bufferd and Robert Shafir, the Class II directors shall initially be Marcy Engel, Michael D. Fascitelli and Georganne C. Proctor and the Class III directors shall initially be Daniel S. Och and Richard G. Ketchum. The term of the initial Class I directors shall terminate on the date of the 2020 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2021 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2019 annual meeting. At each succeeding annual meeting of stockholders beginning in 2019, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equally as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

FOURTEENTH: Any Director or the whole Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of holders of a Share Majority, given at an annual meeting or at a special meeting of stockholders called for that purpose. The vacancy in the Board of Directors caused by any such removal shall be filled by the Board of Directors as provided in the By-Laws.

FIFTEENTH: The Corporation shall indemnify the Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such Indemnified Person is or was a director, officer or tax matters partner of the Corporation or its predecessor, is or was serving at the request of the Corporation or its predecessor as an officer, director, member, manager, partner, tax matters partner, fiduciary or trustee of another Person (including any Subsidiary) (provided that a Person shall not be an Indemnified Person by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services), or is or was any Person the Board of Directors designates as an “Indemnified Person” for purposes of this Certificate of Incorporation, to the fullest extent authorized or permitted by applicable law, as now or hereafter in effect, and such right to indemnification shall continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of his or her heirs, executors and personal and legal representatives, in each case, if such Indemnified Person acted in a manner not constituting fraud, gross negligence or willful misconduct; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any Indemnified Person (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such Person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article FIFTEENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the Indemnified Person receiving advancement to repay the amount advanced if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Corporation under this Article FIFTEENTH.

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article FIFTEENTH to Indemnified Persons.

The rights to indemnification and to the advancement of expenses conferred in this Article FIFTEENTH shall not be exclusive of any other right which any Person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of this Article FIFTEENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of an Indemnified Person existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

“Indemnified Person” means (a) any Person who is or was a director, officer or tax matters partner of the Corporation or its predecessor, (b) any Person who is or was serving at the request of the Corporation or its predecessor as an officer, director, member, manager, partner, tax matters partner, fiduciary or trustee of another Person (including any subsidiary); provided, that a Person shall not be an Indemnified Person by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, and (c) any Person the Board of Directors designates as an “Indemnified Person” for purposes of this Certificate of Incorporation.

SIXTEENTH: The Corporation hereby renounces, to the fullest extent permitted by Section 122 (17) of the GCL, any interest or expectancy of the Corporation in, or in being offered, an opportunity to participate in, any Business Opportunity. A “Business Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any director of the Corporation who is not an employee of the

Corporation or any of its Subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person solely in such Covered Person’s capacity as a director of the Corporation. To the fullest extent permitted by law, the Corporation hereby waives any claim against a Covered Person, and agrees to indemnify all Covered Persons against any claim, that is based on fiduciary duties, the corporate opportunity doctrine or any other legal theory which could limit any Covered Person from pursuing or engaging in any Business Opportunity. Directors shall have no obligation hereunder or as a result of any duty expressed or implied by law to present Business Opportunities to the Corporation that may become available to affiliates of such director. None of any Group Member, any stockholder or any other Person shall have any rights by virtue of a director’s duties as a director, this Certificate of Incorporation or any Group Member Agreement in any business ventures of any director.

SEVENTEENTH: At all times prior to the Consent Termination Date, notwithstanding anything in this Certificate of Incorporation or the By-Laws to the contrary, unless the Corporation receives the prior written consent (or prior written waiver, as the case may be) of the Class B Shareholder Committee (prior to the Transition Date) acting pursuant to and in accordance with its authority under the Class B Shareholders Agreement or the Board of Directors (on or after the Transition Date) (the “Class B Consent”), the Corporation shall adhere to the following:

(a) The Corporation and its Subsidiaries (other than an Och-Ziff Operating Group Entity or one of its Subsidiaries) shall not contribute cash or other assets to the Och-Ziff Operating Group Entities that are not Equity Proceeds; provided, however, that if the Class B Consent has been obtained with respect to such a contribution, unless such Class B Consent specifies an alternative structure, (i) such contribution shall be made concurrently with a contribution to each of the other Och-Ziff Operating Group Entities in accordance with Section 11(f) of Article VII of the By-Laws, (ii) in lieu of the Och-Ziff Operating Group Entities issuing any equity securities in exchange for such contribution, the Corporation and its Subsidiaries shall cause each of such Och-Ziff Operating Group Entities to concurrently effect a combination of their outstanding Class A Common Stock such that, after giving effect to such combination, the aggregate number of outstanding Class A Units is equal to the product of (1) the number of Class A Units outstanding immediately prior to giving effect to such combination and (2) a fraction, (x) the numerator of which is the number of Class B Units that such Och-Ziff Operating Group Entity has outstanding immediately prior to such contribution, and (y) the denominator of which is the sum of (1) the number of

Class B Units outstanding immediately prior to such contribution, and (2) a number of Class B Units that have an aggregate value equal to the aggregate value of the cash or other assets contributed, and (iii) concurrently with the combination of Class A Units described in clause (ii), the Corporation shall effect a combination of shares of Class B Common Stock in the same ratio as such combination of Class A Units; provided, further, that, for purposes of determining the value of Class B Units, the aggregate value of one Class B Unit in each of the Och-Ziff Operating Group Entities shall be deemed to equal the fair market value of a share of Class A Common Stock on the date of such contribution, which shall be (A) the closing price of a share of Class A Common Stock on the New York Stock Exchange on the trading day immediately prior to the date of such contribution, or (B) if the Board of Directors determines otherwise, another value reasonably determined by the Board of Directors.

(b) Except as provided in clause (a) of Article SEVENTEENTH, (i) the Corporation shall not (w) effect a split or subdivision of its shares of Class A Common Stock or shares of Class B Common Stock, (x) effect a reverse share split or combination of its shares of Class A Common Stock or shares of Class B Common Stock, (y) make a pro rata distribution of its shares of Class A Common Stock or shares of Class B Common Stock to the respective holders of such class of shares, or (z) effect any other recapitalization or reclassification of its shares of Class A Common Stock or shares of Class B Common Stock, and (ii) the Corporation shall not permit any Och-Ziff Operating Group Entity to (w) effect a split or subdivision of its Class A Units or Class B Units, (x) effect a reverse share split or combination of its Class A Units or Class B Units, (y) make a pro rata distribution of its Class A Units or Class B Units to the respective holders of such class of units, or (z) effect any other recapitalization or reclassification of its Class A Units or Class B Units, unless, in each case, similar transactions are effected concurrently with respect to both the shares of Class A Common Stock and shares of Class B Common Stock of the Corporation, and the Class A Units and Class B Units of each Och-Ziff Operating Group Entity such that, after giving effect to such transactions, (1) the ratio of outstanding shares of Class A Common Stock to outstanding shares of Class B Common Stock is maintained, (2) the ratio of outstanding Class A Units to outstanding Class B Units is maintained for each Och-Ziff Operating Group Entity and (3) the Corporation has the same number of shares of Class A Common Stock outstanding as each Och-Ziff Operating Group Entity has Class B Units outstanding.

(c) If, as a result of an exchange pursuant to the Exchange Agreement, the Corporation or any of its Subsidiaries acquires any Class A Units issued by the Och-Ziff Operating Group Entities, the Corporation and its Subsidiaries shall cause all such Class A Units to be converted into an equal number of Class B Units issued by the Och-Ziff Operating Group Entities, unless otherwise determined or canceled.

EIGHTEENTH: (1) Except as provided in clause (2) of this Article EIGHTEENTH and clause (3) of this Article EIGHTEENTH, the Board of Directors may amend any of the terms of this Certificate of Incorporation or the By-Laws but only in compliance with the terms, conditions and procedures set forth in this clause (1) of this Article EIGHTEENTH. If the Board of Directors desires to amend any provision of this Certificate of Incorporation or the By-Laws other than, with respect to the By-Laws, pursuant to Section 3 of Article IX of the By-Laws, then it shall first adopt a resolution setting forth the amendment proposed, declaring its advisability, and then, to the extent required by the GCL, (i) call a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or (ii) direct that the amendment proposed be considered at the next annual meeting of the stockholders. Amendments to this Certificate of Incorporation may be proposed only by or with the consent of the Board of Directors. Such special or annual meeting shall be called and held upon notice in accordance with the By-Laws. The notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby, as the Board of Directors shall deem advisable. At the meeting, a vote of stockholders entitled to vote thereon shall be taken for and against the proposed amendment. A proposed amendment shall be effective upon its approval by a Share Majority, unless a greater percentage is required under this Certificate of Incorporation, the By-Laws, applicable law or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading.

(2) Notwithstanding clause (1) of this Article EIGHTEENTH, the affirmative vote of the holders of Outstanding Voting Shares representing at least two-thirds of the total votes that may be cast by all Outstanding Voting Shares in the election of directors, voting together as a single class, shall be required to alter or amend any provision of this paragraph or clause (3)(b) of this Article EIGHTEENTH.

(3) (a) Notwithstanding the provisions of clause (1) of this Article EIGHTEENTH, no provision of this Certificate of Incorporation or the By-Laws that establishes a percentage of Outstanding Voting Shares required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the affirmative vote of holders of Outstanding Voting Shares whose aggregate Outstanding Voting Shares constitute not less than the voting requirement sought to be reduced. (b) Notwithstanding the provisions of clause (1) of this Article EIGHTEENTH, but subject to the provisions of clause (2) of this Article EIGHTEENTH, no amendment to this Certificate of Incorporation or the By-Laws may adversely affect the rights or preferences of any shares in a manner that is disproportionate to all other outstanding shares of the same class or series, without the consent of each stockholder holding any such disproportionately affected share or shares (provided, however, nothing in this clause (3)(b) of this Article EIGHTEENTH shall be interpreted to require the consent of any holder that may be adversely affected by any amendment for reasons other than such holder’s ownership of shares or such holder’s rights or obligations as a stockholder of the Corporation). (c) Without limitation of the Board of Directors’ authority to adopt amendments to this Certificate of Incorporation or the By-Laws without the approval of any stockholders as contemplated in clause (1) of this Article EIGHTEENTH, notwithstanding the provisions of clause (1) of this Article EIGHTEENTH, (i) any amendment that would have a material adverse effect on the rights or preferences of any class or series of shares in relation to other classes or series of shares must be approved by the holders of a majority of the outstanding shares of the class or series affected (provided, however, nothing in this clause (3)(c)(i) of this Article EIGHTEENTH shall be interpreted to require the consent of the holders of any class or series of shares that may be adversely affected by any amendment for reasons other than such holders’ ownership of shares or such holders’ rights or obligations as stockholders of the Corporation), and (ii) any amendment of this Certificate of Incorporation or the By-Laws affecting the rights of the Class B Shareholder Committee shall require Class B Consent.

NINETEENTH: For purposes of this Certificate of Incorporation:

“Class A Unit” means a unit of equity interest in an Och-Ziff Operating Group Entity denominated as a “Class A Common Unit,” and may consist of interests in a limited partnership, limited liability company or other entity.

“Class B Shareholder” shall mean the record owner of any shares of Class B Common Stock, including any Person who became the record owner of any shares of Class B Common Stock through an original issuance effected in compliance with the Corporation’s limited liability company agreement prior to consummating the Corporation’s conversion from a Delaware limited liability company into a Delaware corporation and any Person who became or becomes the record owner of any shares of Class B Common Stock pursuant to a Permitted Transfer, but shall not include any other Person who may otherwise acquire or possess shares of Class B Common Stock or rights with respect to shares of Class B Common Stock or other interests in shares of Class B Common Stock.

“Class B Shareholder Committee” shall mean the Class B Shareholder Committee established pursuant to the Class B Shareholders Agreement.

“Class B Unit” means a unit of equity interest in an Och-Ziff Operating Group Entity denominated as a “Class B Common Unit,” and may consist of interests in a limited partnership, limited liability company or other entity.

“Consent Termination Date” shall mean the date on which no shares of Class B Common Stock remain outstanding.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For the purpose of this definition, the terms “controlling,” “controlled by,” and “under common control with” have correlative meanings.

“Corporation Convertible Securities” shall mean securities convertible into or exchangeable for shares or other equity securities of the Corporation.

“Corporation Exercisable Securities” shall mean equity securities, including, without limitation, shares, options, rights, warrants or other securities exercisable to purchase shares or other equity securities of the Corporation.

“Equity Proceeds” shall mean the cash proceeds, assets or other consideration received from the issuance of Corporation Convertible Securities or Corporation Exercisable Securities, if any, and from the exercise of any Corporation Exercisable Securities, if any, but excluding any Corporation Convertible Securities surrendered for conversion or exchange.

“Exchange Agreement” means one or more exchange agreements providing for the exchange of Och-Ziff Operating Group Units (or other securities issued by members of the Och-Ziff Operating Group) for cash or shares of Class A Common Stock, and the corresponding cancellation of applicable shares of Class B Common Stock, if any, as contemplated by the Registration Statement, as such agreements are amended, modified, supplemented or restated from time to time.

“Group Member” means the Corporation and each Subsidiary of the Corporation.

“Group Member Agreement” means the partnership agreement of any Group Member that is a limited or general partnership, the limited liability company agreement of any Group Member that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Group Member that is a corporation, other than the Corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, supplemented or restated from time to time.

“Och-Ziff Corp.” means Och-Ziff Holding Corporation, a corporation formed under the laws of the State of Delaware and the general partner of the Och-Ziff Operating Group, and any successor general partner thereof.

“Och-Ziff Operating Group” means the Persons directly Controlled by Och-Ziff Corp.

“Och-Ziff Operating Group Entity” shall mean a member of Och-Ziff Operating Group.

“Och-Ziff Operating Group Units” means, collectively, a unit or units of interest representing limited partnership interests or other similar interests in each of the entities within the Och-Ziff Operating Group.

“Outstanding” means, with respect to shares, all shares that are issued by the Corporation and reflected as outstanding on the Corporation’s books and records as of the date of determination.

“Permitted Transfer” means a transfer of shares of Class B Common Stock in connection with a transfer of Och-Ziff Operating Group Units that is permitted under (and effected in compliance with) the Group Member Agreements and is otherwise made in compliance with applicable securities laws; provided, that such transfer of shares of Class B Common Stock is made to the same transferee as the transferee of the Och-Ziff Operating Group Units; and provided, further, that the number of shares of Class B Common Stock transferred is equal to the number of Och-Ziff Operating Group Units transferred to such transferee.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), governmental entity or other entity (or series thereof).

“Registration Statement” means the Registration Statement on Form S-1 (Registration No. 333-144256) as it has been or as it may be amended or supplemented from time to time, filed by the Corporation with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder, to register the offering and sale of the Class A shares in the initial public offering of the predecessor to the Corporation.

“Share Majority” means a majority of the total votes that may be cast in the election of directors by holders of all Outstanding Voting Shares.

“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such Person.

“Transfer Agent” means, with respect to any class or series of shares, such bank, trust company or other Person (including the Corporation or one of its affiliates) as shall be appointed from time to time by the Corporation to act as registrar and transfer agent for such class or series of shares; provided that if no Transfer Agent is specifically designated for such class or series of shares, the Corporation shall act in such capacity.

“Voting Shares” means the shares of Class A Common Stock, the shares of Class B Common Stock and any other class or series of shares issued after the date hereof that entitles the record holder thereof to vote on any matter submitted for consent or approval of stockholders under the DGCL, this Certificate of Incorporation or the By-Laws.

* * * *

This Certificate of Incorporation shall become effective at 12:01 a.m. Eastern Time on May 9, 2019.

[The rest of this page is intentionally blank.]

I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand as of the date first written above.

/s/ Carrie Pugh
Carrie Pugh
Sole Incorporator

[Signature Page to Certificate of Incorporation of Och-Ziff Capital Management Group Inc.]